UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024 (March 8, 2024)

RenovoRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2024, on February 22, 2024, the board of directors (the “Board”) of RenovoRx, Inc., a Delaware corporation (the “Company”), appointed Leesa Gentry, the Company’s former Senior Vice President of Clinical Operations, to the position of Chief Clinical Officer of the Company. In connection with her appointment, Ms. Gentry entered into an amended and restated offer letter with the Company on March 8, 2024 (the “Gentry Offer Letter”).

Pursuant to the Gentry Offer Letter, the Company shall pay Ms. Gentry an annual base salary of $325,000. The Company may, in its sole discretion, grant Ms. Gentry an annual incentive bonus upon targets set by the Board and its Compensation Committee. Ms. Gentry’s bonus target shall be up to 35% of her base salary. Pursuant to the Gentry Offer Letter, the Company has also granted Ms. Gentry, effective March 6, 2024, an option to purchase 190,000 shares of the Company’s common stock with an exercise price of $1.69 per share (the “Gentry Option”). The Gentry Option shall vest over four years. 1/48th of the shares subject to the Gentry Option will vest on each monthly anniversary of the vesting commencement date (March 1, 2024, which was the start date of Ms. Gentry’s new position), in each case subject to Ms. Gentry’s continued service with the Company through the applicable vesting date. The Gentry Option and its vesting shall be subject to, and governed by, the terms and conditions of the Company’s 2021 Omnibus Equity Incentive Plan.

Ms. Gentry’s employment is at will, meaning that either she or the Company may terminate the employment at any time for any reason or no reason. The Gentry Offer Letter also contains customary provisions for confidentiality and matters related to intellectual property and Company property.

The foregoing description of the Gentry Offer Letter does not purport to be complete and is qualified in its entirety by reference thereto, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Exhibit
10.1	Amended and Restated Offer Letter, dated March 8, 2024, between the Company and Leesa Gentry.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenovoRx, Inc.

Date: March 14, 2024	By:	/s/ Shaun Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer